UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 17, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY (a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201 (410) 234-5000	52-0280210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On August 17, 2012, Baltimore Gas and Electric Company (BGE) issued $250 million in principal amount of its 2.80% Notes due 2022. See Item 2.03 below for a description of the Notes and related agreements.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 17, 2012, BGE issued $250 million in principal amount of its 2.80% Notes due 2022 (the Notes). The Notes were issued pursuant to an Indenture, dated as of July 24, 2006 (as amended and supplemented, including by the officers’ certificate establishing the terms of the Notes, the Indenture), between BGE and Deutsche Bank Trust Company Americas, as trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to BGE’s Registration Statement on Form S-3 (Registration No. 333-181749-09).

A copy of the form of the Notes is attached to this Current Report as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Notes, Ballard Spahr LLP provided BGE with the legal opinions attached to this Current Report as Exhibits 5.1 and 8.1.

A copy of the Underwriting Agreement dated August 14, 2012 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.1.1	Underwriting Agreement dated August 14, 2012 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	4.15.1	Form of 2.80% Note due 2022

5.1	5.1.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	8.1.1	Exhibit 8 Opinion of Ballard Spahr LLP

*    *     *     *     *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by BGE include those discussed herein, as well as the items discussed in (1) BGE’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; (2) BGE’s Second

Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16; and (3) other factors discussed in filings with the Securities and Exchange Commission by BGE. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. BGE undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ Carim V. Khouzami
Carim V. Khouzami
Vice President, Chief Financial Officer and Treasurer
Baltimore Gas and Electric Company

August 17, 2012

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.1.1	Underwriting Agreement dated August 14, 2012 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	4.15.1	Form of 2.80% Note due 2022.

5.1	5.1.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	8.1.1	Exhibit 8 Opinion of Ballard Spahr LLP